Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of Candie's, Inc.'s (the "Company") Annual Report on Form 10-K for the fiscal year ended January 31, 2003 (the "Report"), I, Neil Cole as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     /s/ Neil Cole
                                     ------------------
                                     Neil Cole
                                     Chief Executive Officer
                                     (Principal Executive Officer)

Dated: May 15, 2003


A signed original of this written statement required by Section 906 has been provided to Candie's, Inc. and will be retained by Candie's, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.